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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 29, 2000


                 CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of November 28, 2000, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2000-D).


                                CWABS, INC.
                                ------------
            (Exact name of registrant as specified in its charter)

         Delaware                 333-38686                 95-4596514
   --------------------           ---------                 ----------
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                91302
---------------------                              ---------
(Address of Principal                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
                                                   --------------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

         In connection with the issuance by CWABS Master Trust out of the Series 2000-D Subtrust of Revolving Home Equity Loan Asset Backed Notes, Series 2000-D (the "Notes"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Notes for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         8.1  Opinion of Brown & Wood LLP re Tax Matters.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                        By: /s/   Michael Muir
                                            ----------------------
                                            Michael Muir
                                            Vice President

Dated:  November 29, 2000

                                 Exhibit Index

Exhibit                                                                  Page
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8.1       Opinion of Brown & Wood LLP re: Tax Matters                        5